EXHIBIT 99.2
------------



JONES LANG LASALLE

Real value in a changing world





                          SUPPLEMENTAL INFORMATION
                      FIRST QUARTER 2009 EARNINGS CALL





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JONES LANG LASALLE - PAGE - 2:



                 RECONCILIATION OF GAAP TO ADJUSTED NET LOSS
                                   Q1 2009


($ in millions after tax, except per share)

[ Graphics indicating ]


      Net Loss =  $(61.5)                             ($1.78)/share


  +   Non-cash Co-investment Charges      $24.6       $0.71/share
        Pre-tax = $28.9

  +   Restructuring Charges               $14.5       $0.42/share
        Pre-tax = $17.0

  +   Intangibles Amort
        Pre-tax = $7.2                    $ 6.1       $0.18/share



                 Adjusted Net Loss = $(16.3)M, $(0.47)/share





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JONES LANG LASALLE - PAGE - 3:


                    Q1 2009 Adjusted EBITDA* PERFORMANCE


($ in millions)

[ Graphics indicating ]

                                2008          2009
                               ------        ------

Americas                       $  7.3        $ 11.4

EMEA                           $ (1.0)       $(15.9)

Asia Pacific                   $ (5.0)       $ (0.7)

LIM                            $ 20.7        $ 16.1

Consolidated                   $ 21.6        $ 10.9



  * Refer to page 10 for Reconciliation of GAAP Net Loss to EBITDA and adjusted EBITDA for the quarters ended March 31, 2009 and 2008. Segment EBITDA is calculated by adding the segment's Depreciation and amortization to its reported Operating (loss) income, which excludes Restructuring charges. Consolidated adjusted EBITDA also excludes $28.9M of non-cash co-investment charges in 2009.





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JONES LANG LASALLE - PAGE - 4:


                         Q1 2009 REVENUE PERFORMANCE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]

                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                     2008        2009     (Decrease)     Currency
                    ------      ------    ----------    ----------

Americas            $173.9      $199.6        15%

EMEA                $183.1      $120.8       (34%)         (19%)

Asia Pacific        $117.4      $104.8       (11%)           1%

LIM                 $ 87.4      $ 37.0       (58%)         (26%)

Consolidated        $563.9      $494.2       (12%)          (1%)



NOTE: Equity losses of $2.2M in 2008 and $32.0M in 2009 are included in segment results, however, are excluded from Consolidated totals








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JONES LANG LASALLE - PAGE - 5:


                 Q1 2009 CAPITAL MARKETS AND HOTELS REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]

                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                     2008        2009     (Decrease)     Currency
                    ------      ------    ----------    ----------

Americas            $  8.6      $  7.3       (14%)

EMEA                $ 41.4      $ 15.7       (62%)         (53%)

Asia Pacific        $  7.5      $  4.9       (34%)         (15%)

Consolidated        $ 57.5      $ 27.9       (51%)         (42%)






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JONES LANG LASALLE - PAGE - 6:


                           Q1 2009 Leasing Revenue


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]

                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                     2008        2009     (Decrease)     Currency
                    ------      ------    ----------    ----------

Americas            $ 57.3      $ 86.2        50%

EMEA                $ 45.5      $ 29.6       (35%)         (20%)

Asia Pacific        $ 25.9      $ 17.4       (33%)         (24%)

Consolidated        $128.7      $133.2         4%           11%






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JONES LANG LASALLE - PAGE - 7:


                             Q1 2009 LIM Revenue


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]

                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                    2008        2009      (Decrease)     Currency
                   ------      ------     ----------    ----------

Advisory Fees      $ 72.1      $ 60.1        (17%)           3%

Transaction &
  Incentive Fees   $ 17.4      $  6.1        (65%)         (57%)

Equity Losses      $ (2.2)     $(29.2)        n.m.

Consolidated       $ 87.4      $ 37.0        (58%)         (27%)


NOTES:

      .     LIM FY Q1 Impairment charges of $28.6M included in Equity
            Losses

      .     No Impairment charges taken in Q1 2008

      .     n.m. - not meaningful






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JONES LANG LASALLE - PAGE - 8:


               INCOME STATEMENT AND BALANCE SHEET COST ACTIONS

                              2008 and Q1 2009


INCOME STATEMENT ACTIONS
------------------------

..     Base Compensation and Benefits approximately $100M annualized savings

      - Staffing reductions of approximately 10% across the Firm (approximately 1,400 people)

      - Cumulative severance-related restructuring charges of approximately $40M with a 3 to 6 month payback

      - Variable compensation actions add savings in addition to those from base compensation and benefits

..     Variable Operating Expenses approximately projected $50M savings in
      2009

      - Discretionary spend reductions to save net $50M on a local currency basis after absorbing acquisitions

            - Savings expected primarily in T&E, Professional Fees, Marketing and Training

      - Partially offset by new gross facilities management contracts and occupancy costs


BALANCE SHEET ACTIONS
---------------------

..     Capital expenditures approximately $60M savings

      -     Full year planned cash spend reduced to less than $45M for 2009

..     Dividend reduction in Q2 2009

      -     $0.10 per share compared with $0.25 per share in Q4 2008



Note: Reductions in personnel percentages are based upon the population of non-reimbursed employees





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JONES LANG LASALLE - PAGE - 9:


                               DEBT COVENANTS

                               ($ in millions)



                                             March 31,     December 31,
                                               2009            2008
                                            ------------   -------------

LEVERAGE RATIO CALCULATION:
  Credit Facilities                              $  496          $  484
  Deferred Business Acquisition
    Obligations                                     377             385
  Other - Letters of Credit, etc.                    18              30
                                                 ------          ------
          Total                                  $  891          $  899
                                                 ======          ======

  Reported EBITDA*
    (trailing twelve months)                     $  177          $  233
  Bank Covenant Add-backs:
    Pre-December 2008 Amendment                     117             128
    Post-December 2008 Amendment                     86              40
                                                 ------          ------
               ADJUSTED EBITDA                   $  380          $  401
                                                 ======          ======

          LEVERAGE RATIO                           2.34x           2.24x

          Maximum                                  3.50x           3.50x

CASH INTEREST COVERAGE RATIO:

          CALCULATED                               3.33x           3.69x

          Minimum                                  2.00x           2.00x


 * Refer to page 10 for Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA for the quarter ended March 31, 2009.






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JONES LANG LASALLE - PAGE - 10:



             RECONCILIATION OF GAAP NET (LOSS) INCOME TO EBITDA
                             AND ADJUSTED EBITDA

                               ($ in millions)



                                                     Three Months Ended
                                                          March 31,
                                                     ------------------
                                                      2009        2008
                                                     ------      ------

Net (loss) income                                    $(61.5)     $  2.8

Add (deduct):
Interest expense, net of interest income               12.8         1.2

(Benefit) Provision for income taxes                  (10.8)        1.1

Depreciation and amortization                          24.5        16.5
                                                     ------      ------

EBITDA                                                (35.0)       21.6
                                                     ------      ------

Non-cash co-investment charges                         28.9         --

Restructuring                                          17.0         --
                                                     ------      ------

Adjusted EBITDA                                      $ 10.9      $ 21.6
                                                     ======      ======





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JONES LANG LASALLE - PAGE - 11:


                         GLOBAL CORPORATE SOLUTIONS

                          REPRESENTATIVE 2009 WINS

[ Graphics indicating ]



AMERICAS              GLOBAL / MULTI-REGIONAL         ASIA PACIFIC
--------              -----------------------         ------------

Amgen                 AstraZeneca                     Ericsson
Grupo Salinas         Iron Mountain                   Nokia
Microsoft             Philips                         Suncorp
SunTrust              Smith Group plc
T-Mobile

....and others         ...and others                   ...and others



             22 NEW WINS IN Q1 2009 COMPARED WITH 14 IN Q1 2008